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                                                                    EXHIBIT 24-1
                          DIRECTORS' POWER OF ATTORNEY


State of Michigan)
County of Washtenaw)

The undersigned, each a Director of DTE Energy Company ("Company"), a Michigan corporation, do hereby grant to each of Susan M. Beale, Daniel Brudzysnki, N. A. Khouri, and David E. Meador, full power and authority to sign the Company's Annual Report on Form 10-K for the year ended December 31, 2001 on our individual behalfs. This power of attorney shall be effective for the period February 28, 2002 through and including April 1, 2002.

In witness whereof we have set our hands this 27th day of February 2002.

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/s/ Terence E. Adderley                                        /s/ Lillian Bauder
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              Terence E. Adderley                                             Lillian Bauder


/s/ David Bing
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                  David Bing                                              Anthony F. Earley, Jr.



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               Allan D. Gilmour                                            Alfred R. Glancy III


                                                               /s/ Theodore S. Leipprandt
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              Frank M. Hennessey                                          Theodore S. Leipprandt



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                John E. Lobbia                                               Eugene A. Miller



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             Charles W. Pryor, Jr.                                            Howard F. Sims

Subscribed and sworn to before me, a notary public, this 27th day of February 2002.


/s/ Nancy K. Steck
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Nancy K. Steck
Notary Public Macomb Co, MI
My Commission Expires May 14, 2006





Witness:

/s/ Janet G. Seefried                                         /s/ Betty Steehler-Chirolla
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                Janet G. Seefried                                        Betty Steehler-Chirolla



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